Exhibit 4.1

COMMON	COMMON
STOCK	STOCK
IMPAC
IMPAC Medical Systems, Inc.

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND NEW YORK, NY	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 45255A 10 4

THIS CERTIFIES THAT
SEE REVERSE SIDE FOR CERTAIN DEFINITIONS AND A STATEMENT OF RIGHTS, PREFERENCES, AND PRIVILEGES
IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

IMPAC Medical Systems, Inc.

transferable on the books of the Corporation by the record holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY AND TREASURER	[SEAL]	CHIEF EXECUTIVE OFFICER AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
EquiServe Trust Company, N.A.

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT—..........................Custodian......................
TEN ENT — as tenants by the entireties	(Cust) (Minor)
JT TEN — as joint tenants with right of	under Uniform Gifts to Minors
survivorship and not as tenants in	Act..........................................................
common	(State)
UNIF TRF MIN ACT — ....................Custodian (until age........)
(Cust) ........................under Uniform Transfers (Minor)

to Minors Act...................................
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                                                               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[                                ]

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________

X___________________________

X___________________________
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUSTCORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By_________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.